SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of The Securities Exchange Act


                                  July 11, 2000
                                 Date of Report
                           (Date of Earliest Reported)


                          MILLENIUM HOLDING GROUP, INC.
                         (Name of Small Business Issuer)


    NEVADA                        0-28431                       88-0109108
  (State of                     (Commission                 (I.R.S. Employer
Incorporation)                  File Number)              Identification Number)


                       3800 Old Cheney Road Suite 101-222
                                Lincoln, NE 68516
           (Address of Principal Executive Offices Including Zip Code)


                                 (402) 434 5690
                        (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     The Registrant has entered into a contract with IBM and Yojna, Inc. IBM will contractually provide a highly skilled staff of consultants and technicians to manage the entire Millenium project from design to implementation. Yojna is a high technology software products and services company and will supply its ACCORD FinancialNet software to Millenium to be used in the company's Internet Bank.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The contract with the registrant contains information of a proprietary nature and will not be attached. The joint press release is attached hereto as exhibit 99.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Millenium Holding Group, Inc.


July 11, 2000                       By: /s/ Richard L. Ham
                                        ----------------------------------------
                                        Richard L. Ham, Director and President